Deferred income tax assets and liabilities (Unrecognized deferred income tax assets in respect of certain deductible temporary differences and accumulated tax losses) (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred income tax assets and liabilities [abstract]
Deductible temporary differences	¥ 16,076,139	¥ 14,885,723
Unused tax losses	19,919,286	10,917,409
Total	¥ 35,995,425	¥ 25,803,132